TRANSAMERICA FUNDS

Supplement to the Currently Effective Prospectus and Summary Prospectus

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Transamerica Core Bond

Effective immediately, the following replaces the information in the Prospectus and Summary Prospectus for Transamerica Core Bond (the “Fund”) relating to J.P. Morgan Investment Management Inc. under the section entitled “Management.” Transamerica Asset Management, Inc. continues to serve as the fund’s investment adviser.

Sub-Adviser:	Portfolio Managers:
J.P. Morgan Investment Management Inc.	Barbara Miller, Portfolio Manager since 2015
Peter Simons, CFA, Portfolio Manager since 2015
Richard Figuly, Portfolio Manager since 2016

The following replaces the information in the Prospectus relating to the Fund under the section entitled “Shareholder Information – Portfolio Manager(s)”:

Name	Sub-Adviser	Positions Over Past Five Years

Barbara Miller	J.P. Morgan Investment Management Inc.	Portfolio Manager of the fund since 2015; Employee of J.P. Morgan Investment Management Inc. since 1994; Managing Director; Portfolio Manager and Head of the U.S Value Driven Fixed Income Team. Senior Location Office of the Global Fixed Income, Currency & Commodities Group

Peter Simons, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the fund since 2015; Employee of J.P. Morgan Investment Management Inc. since 2001; Executive Director; Member of the Global Fixed Income, Currency & Commodities Group and Portfolio Manager for the U.S. Value Driven Team

Richard Figuly	J.P. Morgan Investment Management Inc.	Portfolio Manager of the fund since 2016; Employee of J.P. Morgan Investment Management Inc. since 1993; Managing Director; Member of the Global Fixed Income, Currency & Commodities Group and Portfolio Manager for the U.S. Value Driven Team

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Investors Should Retain this Supplement for Future Reference

April 29, 2016